SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

PROVIDENT BANKSHARES CORPORATION

(Exact name of registrant as specified in charter)

Maryland	0-16421	52-1518642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Lexington Street, Baltimore, Maryland 21202

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (410) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 18, 2007, Provident Bankshares Corporation (the “Company”) announced its financial results for the quarter ended September 30, 2007. The press release announcing financial results for the quarter ended September 30, 2007 is attached as Exhibit 99.1 and incorporated herein by reference.

On October 18, 2007, in conjunction with its earnings release, the Company is making available supplemental financial information regarding the Company. As noted in the Company’s October 18, 2007 earnings release, the supplemental financial information is also being posted on the Company’s website at www.provbank.com. The supplemental financial information includes a comparative analysis of average balances and changes in tax equivalent net interest income and asset quality detail for the covered periods. Also included in the supplemental financial information are the Company’s unaudited Consolidated Statements of Income for the three and nine months ended September 30, 2007 and 2006 and the unaudited Consolidated Statements of Condition as of September 30, 2007 and 2006 and as of December 31, 2006. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 17, 2007, the Board of Directors of the Company amended Article V of the Company’s Sixth Amended and Restated Bylaws (the “Bylaws”) to authorize the Company’s Board of Directors to provide that some or all of any or all classes or series of the Company’s capital stock may be uncertificated shares.

The Company’s Board of Directors also amended Article II, Section 4 of the Bylaws to provide that notice of shareholders’ meetings may be delivered by means of electronic transmission. Article II, Section 9 of the Bylaws was also amended to more fully describe the means by which a shareholder may execute proxy materials. The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Seventh Amended and Restated Bylaws, a copy of which is filed with this Report as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description
3.2	Seventh Amended and Restated Bylaws of Provident Bankshares Corp.

99.1	Press Release dated October 18, 2007

99.2	Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT BANKSHARES CORPORATION

/s/ Robert L. Davis
Robert L. Davis
General Counsel and Corporate Secretary

Date: October 18, 2007